This is filed pursuant to Rule 497(c).
File Nos. 333-120487 and 811-21673.

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ALLIANCEBERNSTEIN
Investments



The AllianceBernstein Pooling Portfolios

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                                       PROSPECTUS - December 29, 2006




                                              Pooling Portfolios
                                              o   U.S. Value
                                              o   U.S. Large Cap Growth
                                              o   Global Real Estate Investment
                                              o   International Value
                                              o   International Growth
                                              o   Short Duration Bond
                                              o   Intermediate Duration Bond
                                              o   Inflation-Protected Securities
                                              o   High-Yield
                                              o   Small-Mid Cap Value
                                              o   Small-Mid Cap Growth
                                              o   Global Research Growth
                                              o   Global Value


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Investment Products Offered

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 > Are Not FDIC Insured
 > May Lose Value
 > Are Not Bank Guaranteed

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The Portfolios' investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds. The Portfolios are available only to mutual funds advised by, and certain other institutional clients of, the Adviser that seek to invest in a blend of asset classes.


                                TABLE OF CONTENTS

                                                                         Page

RISK/RETURN SUMMARY.......................................................3
AllianceBernstein U.S. Value Portfolio....................................4
AllianceBernstein U.S. Large Cap Growth Portfolio.........................5
AllianceBernstein Global Real Estate Investment Portfolio.................6
AllianceBernstein International Value Portfolio...........................7
AllianceBernstein International Growth Portfolio..........................8
AllianceBernstein Short Duration Bond Portfolio...........................9
AllianceBernstein Intermediate Duration Bond Portfolio...................10
AllianceBernstein Inflation-Protected Securities Portfolio...............11
AllianceBernstein High-Yield Portfolio...................................12
AllianceBernstein Small-Mid Cap Value Portfolio..........................13
AllianceBernstein Small-Mid Cap Growth Portfolio.........................14
AllianceBernstein Global Research Growth.................................15
AllianceBernstein Global Value...........................................16

SUMMARY OF PRINCIPAL RISKS...............................................17

PRINCIPAL RISKS BY PORTFOLIO.............................................19

FEES AND EXPENSES OF THE PORTFOLIOS......................................20

GLOSSARY.................................................................22

DESCRIPTION OF THE PORTFOLIOS............................................23
Investment Objectives and Principal Policies.............................23
Description of Additional Investment Practices...........................31
Additional Risk Considerations ..........................................37

MANAGEMENT OF THE PORTFOLIOS.............................................40
Investment Adviser.......................................................40
Portfolio Managers.......................................................40
Legal Proceedings........................................................44

PURCHASE AND SALE OF SHARES..............................................46
How The Portfolios Value Their Shares....................................46
How To Buy Shares........................................................47
How To Sell Shares.......................................................47
Frequent Purchases and Redemptions of
  Portfolio Shares.......................................................47

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................48

FINANCIAL HIGHLIGHTS.....................................................49

APPENDIX A: BOND RATINGS ................................................55

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RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein(R) Pooling Portfolios. Additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, appears after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. Each Portfolio's Summary page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks is on page 17.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Be sure to read this additional information BEFORE investing. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

Past performance of a fund before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, investors may lose money by investing in the Portfolios.

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AllianceBernstein U.S. Value Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market.

The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein U.S. Large Cap Growth Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R)

Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.37 billion to almost $432.1 billion as of October 31, 2006, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Global Real Estate Investment Portfolio
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OBJECTIVE:

Total return from a combination of income and long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in equity securities of real estate investment trusts (called "REITs") and other real estate industry companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Portfolio are market risk, credit risk, and interest rate risk. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Because the Portfolio invests in securities of non-U.S. issuers, it also has non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein International Value Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S. companies.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Portfolio are market risk, non-U.S. (foreign) risk and currency risk.

To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value.

Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

The Portfolio is also subject to capitalization risk, or the risk that investments in smaller companies may be more volatile than investments in larger companies.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein International Growth Portfolio

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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio's investments normally consist of approximately 100-130 stocks. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.

Among the principal risks of investing in the Portfolio are market risk, non-U.S. (foreign) risk, and currency risk. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Short Duration Bond Portfolio
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OBJECTIVE:

A moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk and credit risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Intermediate Duration Bond Portfolio
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OBJECTIVE:

A moderate to high rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk and credit risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Inflation-Protected Securities Portfolio

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OBJECTIVE:

A total return that exceeds the rate of inflation over the long term with income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 year Index, which as of October 31, 2006 was 3.93 years.

Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk and credit risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein High-Yield Portfolio
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OBJECTIVE:

A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk and credit risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Small-Mid Cap Value Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in the Portfolio is market risk. The Portfolio is also subject to capitalization risk, or the risk that investments in mid-cap companies may be more volatile than investments in large-cap companies, and investments in smaller companies may be more volatile than investments in large-cap or mid-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Small-Mid Cap Growth Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap countries. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $0.09 billion to $7.24 billion as of October 21, 2006. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in the Portfolio is market risk. The Portfolio is also subject to capitalization risk, or the risk that investments in mid-cap companies may be more volatile than investments in large-cap companies, and investments in smaller companies may be more volatile than investments in large-cap or mid-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. (foreign) risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Global Research Growth Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The Adviser allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector.

Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.

Among the principal risks of investing in the Portfolio are market risk, non-U.S. (foreign) risk, emerging market risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Global Value Portfolio
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OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Among the principal risks of investing in the Portfolio are market risk, non-U.S. (foreign) risk, emerging market risk and currency risk.

PERFORMANCE INFORMATION

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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                           SUMMARY OF PRINCIPAL RISKS

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The value of an investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio as a whole. All of the Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This
Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the stock, bond, currency or other markets fluctuate and that prices overall will decline over shorter or longer-term periods. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. All of the Portfolios are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Portfolio's investments. The AllianceBernstein Global Real Estate Investment Portfolio is particularly subject to this risk.

INTEREST RATE RISK

Changes in interest rates will affect the value of a Portfolio's investments in fixed income securities, such as bonds, notes and asset-backed securities, or other income-producing securities. When interest rates rise, the value of a Portfolio's investments tend to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities or durations.

AllianceBernstein Global Real Estate Investment Portfolio has exposure to interest rate risk because it invests in real estate industry companies.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios, such as AllianceBernstein High-Yield Portfolio, that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

PREPAYMENT RISK

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

INFLATION RISK

This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Portfolios particularly subject to this risk are AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio and AllianceBernstein Global Value Portfolio.

NON-U.S. (FOREIGN) RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment.

EMERGING MARKET RISK

Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.

LEVERAGE RISK

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase agreements or forward contracts.

DERIVATIVES RISK

Each of the Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. The Adviser will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield and broaden Portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing, valuation and documentation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

FOCUSED PORTFOLIO RISK

This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the desired result.

PRINCIPAL RISKS BY PORTFOLIO
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.


                                                             Industry    Interest
                                                  Market      Sector      Rate      Credit    Prepayment  Inflation   Capitalization
Portfolio                                          Risk        Risk       Risk      Risk         Risk       Risk          Risk
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio              o

AllianceBernstein U.S. Large Cap Large
Cap Growth Portfolio                                o

AllianceBernstein Global Real Estate Investment
Portfolio                                           o           o           o         o          o          o             o

AllianceBernstein International Value Portfolio     o                                 o                                   o

AllianceBernstein International Growth Portfolio    o

AllianceBernstein Short Duration Bond Portfolio     o                       o         o                     o

AllianceBernstein Intermediate Duration Bond
Portfolio                                           o                       o         o                     o

AllianceBernstein Inflation-Protected               o                       o         o                     o
Securities Portfolio

AllianceBernstein High-Yield Portfolio              o                       o         o                     o

AllianceBernstein Small-Mid Cap Value Portfolio     o                                 o                                   o

AllianceBernstein Small-Mid Cap Growth Portfolio    o                                                                     o

AllianceBernstein Global Research Growth
Portfolio                                           o

AllianceBernstein Global Value Portfolio            o                                 o                                   o




                                                    Non-U.S.  Emerging                                       Focused
                                                   (Foreign)   Market    Currency   Leverage   Derivatives  Portfolio   Management
Portfolio                                            Risk      Risk       Risk        Risk       Risk         Risk        Risk
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                o                     o          o           o                        o

AllianceBernstein U.S. Large Cap Growth Portfolio     o                     o          o                        o           o

AllianceBernstein Global Real Estate Investment
Portfolio                                             o                     o          o                                    o

AllianceBernstein International Value Portfolio       o          o          o                      o                        o

AllianceBernstein International Growth Portfolio      o                     o          o           o            o           o

AllianceBernstein Short Duration Bond Portfolio       o                     o          o           o                        o

AllianceBernstein Intermediate Duration Bond
Portfolio                                             o                     o          o           o                        o

AllianceBernstein Inflation-Protected                 o                     o          o           o                        o
Securities Portfolio

AllianceBernstein High-Yield Portfolio                o                     o          o           o                        o

AllianceBernstein Small-Mid Cap Value Portfolio       o                     o          o           o                        o

AllianceBernstein Small-Mid Cap Growth Portfolio      o                     o          o                                    o

AllianceBernstein Global Research Growth
Portfolio                                             o          o          o                                               o

AllianceBernstein Global Value Portfolio              o          o          o                      o                        o


--------------------------------------------------------------------------------

                       FEES AND EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)                 None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets) and EXAMPLES

Annual fund operating expenses percentages are based on payments that will be made. The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                                 Operating Expenses

                                                                                             Total
                                                            Distribution                  Portfolio      Waiver and/or
                                              Management    (12b-1) and      Other        Operating         Expense           Net
                                                Fees        Service Fees    Expenses       Expenses      Reimbursement      Expenses
                                             ---------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio           0%             0%            .04%           .04%              0%            .04%
AllianceBernstein U.S. Large Cap
Growth Portfolio                                 0%             0%            .04%           .04%              0%            .04%
AllianceBernstein Global Real Estate
Investment Portfolio                             0%             0%            .09%           .09%              0%            .09%
AllianceBernstein International Value
Portfolio                                        0%             0%            .10%           .10%              0%            .10%
AllianceBernstein International Growth
Portfolio                                        0%             0%            .11%           .11%              0%            .11%
AllianceBernstein Short Duration Bond
Portfolio                                        0%             0%            .05%           .05%              0%            .05%
AllianceBernstein Intermediate Duration Bond
Portfolio                                        0%             0%            .06%           .06%              0%            .06%
AllianceBernstein Inflation-Protected
Securities Portfolio                             0%             0%            .07%           .07%              0%            .07%
AllianceBernstein High-Yield Portfolio           0%             0%            .09%           .09%              0%            .09%
AllianceBernstein Small-Mid Cap Value
Portfolio                                        0%             0%            .07%           .07%              0%            .07%
AllianceBernstein Small-Mid Cap Growth
Portfolio                                        0%             0%            .07%           .07%              0%            .07%
AllianceBernstein Global Research Growth
Portfolio                                        0%             0%           2.86%(1)       2.86%          (2.71%)           .15%
AllianceBernstein Global Value Portfolio         0%             0%           2.12%(1)       2.12%          (1.97%)           .15%

----------
1    Expense information is typically based upon a fund's most recent fiscal year. Since the Portfolio's most recent fiscal year was an abbreviated period of June 1, 2006 through August 31, 2006, the expense information has been restated to reflect the
     Fund's expenses based upon a 12 month period. The actual total operating expenses for the AllianceBernstein Global Research
     Growth and the AllianceBernstein Global Value Portfolios for the period June 1, 2006 through August 31, 2006 was 5.24% and
     5.11% respectively.



                                                                        Example

                                                                    Year 1              Year 3            Year 5          Year 10
                                                                    ------              ------            ------          -------
AllianceBernstein U.S. Value Portfolio                               $4                   $13                $23             $51
AllianceBernstein U.S. Growth Portfolio                              $4                   $13                $23             $51
AllianceBernstein Global Real Estate Investment Portfolio            $9                   $29                $51             $115
AllianceBernstein International Value Portfolio                      $10                  $32                $56             $128
AllianceBernstein International Growth Portfolio                     $11                  $35                $62             $141
AllianceBernstein Short Duration Bond Portfolio                      $5                   $16                $28             $64
AllianceBernstein Intermediate Duration Bond Portfolio               $6                   $19                $34             $77
AllianceBernstein Inflation-Protected Securities Portfolio           $7                   $23                $40             $90
AllianceBernstein High-Yield Portfolio                               $9                   $29                $51             $115
AllianceBernstein Small-Mid Cap Value Portfolio                      $7                   $23                $40             $90
AllianceBernstein Small-Mid Cap Growth Portfolio                     $7                   $23                $40             $90
AllianceBernstein Global Research Growth Portfolio                   $15                  $628               $1,267          $2,989
AllianceBernstein Global Value Portfolio                             $15                  $473               $957            $2,295


--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Portfolios' investment policies as may be determined by the Adviser to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities. They are not necessarily backed by the full faith and credit of the foreign government.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a corporation or foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

     o    ARMS, which are adjustable-rate mortgage securities;

     o    SMRS, which are stripped mortgage-related securities;

     o    CMOs, which are collateralized mortgage obligations;

     o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

     o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

     o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

     o Net assets means a Portfolio's net assets plus any borrowings for investment purposes.

Non-U.S. fixed-income securities are securities issued by foreign governments and non-U.S. companies.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RATING AGENCIES and RATED SECURITIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-) or below, or determined by the Adviser to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure of a fixed-income security's or a Portfolio's sensitivity to changes in interest rates. It is expressed as a number of years. The higher the number, the greater the risk is. Under normal circumstances, for example, if a Portfolio has a duration of four years, its value will change by 4% if interest rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

     o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

     o The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Portfolio can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information or SAI.

     o Except as noted, the Portfolios' investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations. Also, those limitations may in some cases be exceeded to a non-material extent without this Prospectus being supplemented.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders.


Bernstein's fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000TM Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.

Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.37 billion to almost $432.1 billion as of October 31, 2006, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, the Adviser's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

The Adviser relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, the Adviser has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

AllianceBernstein Global Real Estate Investment Portfolio

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities").


The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

AllianceBernstein International Value Portfolio

AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. Bernstein depends heavily on the fundamental analysis and research of its large internal research staff.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted return.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein International Growth Portfolio

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies on comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio's portfolio managers and the International Growth Portfolio Oversight Group, which together are responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio management team then builds a portfolio concentrated in its best research-driven investment ideas that capitalizes on the insights of the Adviser's fundamental research within the optimal risk/reward framework.

The International Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.

AllianceBernstein Short Duration Bond Portfolio

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB- or Baa3, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Adviser may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

AllianceBernstein Intermediate Duration Bond Portfolio

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB- or Baa3, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Adviser may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

AllianceBernstein Inflation-Protected Securities Portfolio

AllianceBernstein Inflation-Protected Securities Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.


The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB- or Baa3, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Adviser manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of October 31, 2006, the index's duration was 3.93 years. To calculate average portfolio duration, the Adviser includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

AllianceBernstein High-Yield Portfolio

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio may invest in U.S. Dollar-denominated and non-U.S.
Dollar-denominated foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. For hedging purposes, the Portfolio may enter into forward currency exchange contracts and options contracts.

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $0.10 billion to approximately $6.85 billion as of October 31, 2006, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff.

Bernstein's analysts cover a primary research universe of approximately 1200 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price-to-earnings ratio or the price-to-book ratio to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market condition has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

AllianceBernstein Small-Mid Cap Growth Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $0.09 billion to $7.24 billion as of October 21, 2006. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

The Adviser believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While the Adviser believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, the Adviser believes that research-driven stock selection is a critical driver of returns over the long term.

The Adviser's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of the Adviser from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon the Adviser's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

AllianceBernstein Global Research Growth Portfolio

AllianceBernstein Global Research Growth Portfolio seeks long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market conditions.

The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The Global Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. The Global Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Global Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the Global Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Portfolio normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio invests in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions will be a result of the stock selection process rather than a pre-determined allocation. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Portfolio normally invests in approximately 100-150 companies.

The Portfolio may invest in synthetic foreign equity securities. In addition to purchasing directly securities of corporate issuers in various securities markets, the Portfolio may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, depository receipts, in registered form, are designed for use in the U.S. securities markets.

AllianceBernstein Global Value Portfolio

AllianceBernstein Global Value Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 3,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, the companies are ranked in order from the highest to lowest risk-adjusted return.

The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are analyzed separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a position of its currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts. The Portfolio may also invest in synthetic foreign equity securities.

A security generally will be sold when it reaches fair value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Portfolios also may:

     o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

     o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

     o    Enter into foreign currency exchange contracts;

     o    Enter into swap transactions;

     o Enter into repurchase agreements and reverse repurchase agreements; o Enter into standby commitment agreements;

     o    Invest in convertible securities;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest in the securities of supranational agencies and other "semi-governmental" issuers;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

     o Make secured loans of portfolio securities of up to 33 1/3% of its total assets; and

     o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

     o    Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

     o    Invest in variable, floating, and inverse floating rate investments;
          and

     o    Invest in zero coupon and interest-only or principal-only securities.

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Mortgage-Backed Securities and Related Risks

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal. Principal prepayments on collateral underlying a CMO may cause all or part of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Prepayments of mortgages may cause these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Asset-Backed Securities

The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Zero Coupon and Principal-Only Securities

Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Options and Futures

Options on Foreign Currencies

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increase in the U.S. Dollar cost of securities to be acquired. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities

An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time seeking the desired hedge.

In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by a Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices

An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Swap Transactions

A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating and, with respect to AllianceBernstein Short Duration Portfolio, counterparties that are on the Adviser's approved list of counterparties.

The Portfolio's investments in swap transactions include the following:

     o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

     o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

     o Interest Rate Swaps, Caps, and Floors. Each Portfolio may enter into interest rate swap, cap, or floor transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

          Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

          A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Portfolio entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Portfolio's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Portfolio, if the Portfolio covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Foward Currency Exchange Contracts

A Portfolio may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Portfolio may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts

To "sell" a futures contract means to incur a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. To "purchase" a futures contract means to incur an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.

Synthetic Foreign Equity Securities

A Portfolio may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

A Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Loans of Portfolio Securities

For the purposes of achieving income, each Portfolio may make secured loans of portfolio securities to brokers, dealers, and financial institutions, providing that a number of conditions are satisfied, including that the loan is fully collateralized. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio, as buyer, to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a counterparty defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price. If a counterparty goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the security for its benefit.

Rights and Warrants

A Portfolio will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but a Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

Short Sales

A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Illiquid Securities

Under current SEC guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to sell such securities to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

General

The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options, swaps and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Portfolio Turnover

The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders. Higher portfolio turnover may also result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Portfolio) debt securities. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Portfolio Reallocation Risk

From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Adviser's institutional clients invested in the Portfolios, as recommended by the Adviser. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Currency Considerations

Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Securities of Foreign (Non-U.S.) Issuers

The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Algeria                Hungary              Poland
Argentina              India                Qatar
Belize                 Indonesia            Romania
Brazil                 Israel               Russia
Bulgaria               Jamaica              Slovakia
Chile                  Jordan               Slovenia
China                  Kazakhstan           South Africa
Colombia               Lebanon              South Korea
Costa Rica             Malaysia             Taiwan
Cote D'Ivoire          Mexico               Thailand
Croatia                Morocco              Trinidad & Tobago
Czech Republic         Nigeria              Tunisia
Ecuador                Pakistan             Turkey
Egypt                  Panama               Ukraine
El Salvador            Peru                 Uruguay
Guatemala              Philippines          Venezuela
Dominican Republic


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investments; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economics and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Non-U.S. Fixed-Income Securities

To the extent that they invest in non-U.S. fixed-income securities, certain of the Portfolios are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Below Investment Grade Fixed-Income Securities

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities

A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in smaller capitalization companies. REITs may have limited financial resources and may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than those of larger companies. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's Adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2006 totaling approximately $659 billion (of which over $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, had approximately 4.0 million shareholder accounts as of September 30, 2006.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS

Mr. Greg Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation-Protected Securities Portfolio (since inception). Mr. Wilensky is a Vice President of AllianceBernstein Corporation ("AB Corp."), with which he has been associated in a substantially similar capacity to his current position since prior to 2001.

The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups or teams, the members of which are jointly and primarily responsible for the day-to-day management of each Portfolio. No one person is principally responsible for making recommendations for each Portfolio. Each Investment Policy Group or team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior most members of each Investment Policy Group or team, the length of time that such person has been responsible for the Portfolio, and the person's principal occupation during the past five years. The Portfolios' SAI provides additional information about the Investment Policy Group or team members' compensation, other account management responsibilities and ownership of the Portfolios.


Portfolio and
Responsible Group             Employee; Time Period; Title                Principal Occupation During the Past Five Years
-----------------             ----------------------------                -----------------------------------------------
AllianceBernstein U.S.        Marilyn G. Fedak; since inception;          Executive Vice President of the Adviser, with which she
Value Portfolio               Executive Vice President of the Adviser     has been associated since prior to 2001.  Ms. Fedak is
                              and Head of Sanford C. Bernstein & Co.,     Head of SCB's Value Equities Business and Co-Chief
U.S. Value Investment         Inc. ("SCB") Value Equities Business        Investment Officer of U.S. Value Equities.  Prior
Policy Group                  and Co-Chief Investment Officer-U.S.        thereto she was Chief Investment Officer and Chairman
                              Value Equities                              of the Equity Value Investment Policy Group at SCB
                                                                          since prior to 2001.

                              John Mahedy; since inception; Senior        Senior Vice President of the Adviser, with which he has
                              Vice President of the Adviser and           been associated since prior to 2001. He is also
                              Co-Chief Investment Officer of U.S.         Co-Chief Investment Officer of U.S. Value Equities
                              Value Equities                              since 2003 and Director of Research-U.S. Value Equities
                                                                          since 2001.  Prior thereto Senior Research Analyst for
                                                                          SCB since prior to 2001.

                              Christopher Marx; since inception;          Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001.

                              John D. Phillips; since inception;          Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001.

AllianceBernstein U.S.        James G. Reilly; since inception;           Executive Vice President of the Adviser, with which he
Large Cap Growth Portfolio    Executive Vice President of the Adviser     has been associated since prior to 2001.  Mr. Reilly
                                                                          has been a member of the U.S. Large Cap Growth
U.S. Large Cap Growth Team                                                Investment Team since 1988.

                              David P. Handke, Jr.; since inception;      Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001.  Mr. Handke has
                                                                          been a member of the U.S. Large Cap Growth Investment
                                                                          Team since 1984.

                              Syed J. Hasnain; since 2006; Senior         Senior Vice President of the Adviser, with which he has
                              Vice President of the Adviser               been associated since prior to 2001.  Mr. Hasnain has
                                                                          been a member of the U.S. Large Cap Growth Team since
                                                                          1994.

                              Michael J. Reilly; since 2006; Senior       Senior Vice President of the Adviser, with which he has
                              Vice President of the Adviser               been associated since prior to 2001.  Mr. Reilly has
                                                                          been a member of the U.S. Large Cap Growth Team since
                                                                          1992.

                              Patrick  S. Wallace; since inception;       Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001.  Mr. Wallace has
                                                                          been a member of the U.S. Large Cap Growth Investment
                                                                          Team since 2001.

AllianceBernstein Global      Joseph G. Paul; since inception; Senior     Senior Vice President of the Adviser, with which he has
Real Estate Investment        Vice President of the Adviser and Chief     been associated since prior to 2001. He is also Chief
Portfolio                     Investment Officer of Small and             Investment Officer Small and Mid-Capitalization Value
                              Mid-Capitalization Value Equities;          Equities since 2002 and Co-Chief Investment Officer of
REIT Investment Policy        Co-Chief Investment Officer of Real         Real Estate Investments since July 2004.  He is also
Group                         Estate Investments; and Chief               Chief Investment Officer of Advanced Value, and held the
                              Investment Officer of Advanced Value        same position at SCB since prior to 2001.

                              Teresa Marziano; since inception;           Senior Vice President of the Adviser, with which she
                              Senior Vice President of the Adviser        has been associated since prior to 2001, and Co-Chief
                              and Co-Chief Investment Officer of          Investment Officer of Global Real Estate Investments
                              Global Real Estate Investments              since July 2004. Prior thereto, she was a Senior
                                                                          Analyst of investment research at SCB since prior to
                                                                          2001.

AllianceBernstein             Sharon E. Fay; since inception;             Executive Vice President and Chief Investment Officer
International Value           Executive Vice President of the Adviser     of Global Value Equities since June 2003. She was
Portfolio                     and Chief Investment Officer of Global      Co-Chief Investment Officer of European and U.K. Value
                              Value Equities                              Equities at the Adviser until January 2006 and chairs
International Value                                                       the Global Value Investment Policy Groups since prior
Investment Policy Group                                                   to 2001.

                              Kevin F. Simms; since inception; Senior     Senior Vice President and Co-Chief Investment Officer
                              Vice President of the Adviser, Co-Chief     of International Value Equities at the Adviser since
                              Investment Officer of International         2003. He is also Director of Research for International
                              Value Equities and Director of Research     Value and Global Value Equities at the Adviser, with
                              for International Value and Global          which he has been associated since prior to 2001. Prior
                              Value Equities                              thereto, he was Director of Research for Emerging
                                                                          Markets Value Equities at SCB since prior to 2001.

                             Henry S. D'Auria; since inception;           Senior Vice President of the Adviser, with which he has
                             Senior Vice President of the Adviser,        been associated since prior to 2001.  He is also Chief
                             Chief Investment Officer of Emerging         Investment Officer of Emerging Markets Value Equities
                             Markets Value Equities and Co-Chief          since 2002 and Co-Chief Investment Officer of
                             Investment Officer of International          International Value Equities of the Adviser since June
                             Value Equities                               2003. Prior thereto, he was Director of Research of
                                                                          Small Cap Value and Emerging Markets Value Equities at
                                                                          SCB since prior to 2001.

                              Eric Franco; since December 2006;           Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001.

AllianceBernstein             Christopher M. Toub; since inception;       Executive Vice President of the Adviser, with which he
International Growth          Executive Vice President of the Adviser,    has been associated since prior to 2001.
Portfolio                     Chief Executive Officer of Alliance
                              Bernstein since April 2005 and Head
                              of Global/International Growth Equities
International Growth Team
                              Paul C. Rissman; since inception;           Executive Vice President of the Adviser, with which he
                              Executive Vice President of the             has been associated since prior to 2001.
                              Adviser, Director of Research for
                              Global Growth Equities

                              Stephen Beinhacker; since inception;        Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001.

                              James K. Pang; since inception; Senior      Senior Vice President of the Adviser, with which he has
                              Vice President of the Adviser               been associated since prior to 2001.

AllianceBernstein Short       S. Sean Kelleher; since October 2006;       Senior Vice President of the Adviser, with which he has
Duration Bond Portfolio       Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                              and Director of Liquid Markets              his current position since prior to 2001, and Director
                                                                          of Liquid Markets.
U.S. Investment Grade:
Liquid Markets /              Shawn E. Keegan; since October 2006;        Vice President of the Adviser, with which he has been
Structured Products           Vice President of the Adviser               associated in a substantially similar capacity to his
Investment Team                                                           current position since 2001.

                              Lipkee Lu; since October 2006; Vice         Vice President of the Adviser, with which he has been
                              President of the Adviser                    associated in a substantially similar capacity to his
                                                                          current position since 2005.  Prior thereto, he was a
                                                                          Senior Vice President and Portfolio Manager at
                                                                          Deerfield Capital Management LLC since March 2001.

                              Jeffrey S. Phlegar; since October 2006;     Executive Vice President of the Adviser, with which he
                              Executive Vice President of the             has been associated in a substantially similar capacity
                              Adviser, Chief Investment Officer and       to his current position since prior to 2001. He is also
                              Co-Head of Fixed Income                     Chief Investment Officer and Co-Head of Fixed Income.

                              Raymond Wong; since October 2006; Vice      Vice President of the Adviser, with which he has been
                              President of the Adviser                    associated in a substantially similar capacity to his
                                                                          current position since prior to 2001.

AllianceBernstein             Alison M. Martier; since inception;         Senior Vice President of the Adviser, with which she
Intermediate Duration         Senior Vice President of the Adviser        has been associated in a substantially similar capacity
Bond Portfolio                and Director of U.S. Core Fixed Income      to her current position since prior to 2001, and
                                                                          Director of U.S. Core Fixed Income.
U.S. Investment Grade:
Core Fixed Income Team        Shawn E. Keegan; since inception; Vice      (see above)
                              President of the Adviser

                              Jeffrey S. Phlegar; since inception;        (see above)
                              Executive Vice President of the
                              Adviser, Chief Investment Officer and
                              Co-Head of Fixed Income

                              Greg J. Wilensky; since inception; Vice     Vice President of the Adviser and Director of Stable
                              President of the Adviser and Director       Value Investments, with which he has been associated
                              of Stable Value Investments                 since prior to 2001.

AllianceBernstein             Douglas J. Peebles; since April 2006;       Executive Vice President of the Adviser, with which he
High-Yield Portfolio          Executive Vice President of the             has been associated in a substantially similar capacity
                              Adviser, Chief Investment Officer and       to his current position since prior to 2001, Chief
Global Credit                 Co-Head of Fixed-Income                     Investment Officer and Co-Head of Fixed Income.
Investment Team
                              Andrew M. Aran; since April 2006;           Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                              and Director of Global Credit               his current position since prior to 2001, and Director
                              Strategies                                  of Global Credit Strategies.

                              Joel J. McKoan; since April 2006;           Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                              and Director of Global Credit Team          his current position since 2003, and Director of Global
                                                                          Credit Team.  Prior to 2003, Mr. McKoan was a Managing
                                                                          Director at UBS Warburg where he headed the North
                                                                          American Debt Syndicate Group, with responsibility for
                                                                          primary trading of corporate debt, emerging market-debt
                                                                          and structured products and was Global Co-Head of the
                                                                          CDO Group at UBS Warburg since prior to 2001.

                              Gershon Distenfeld; since inception;        Vice President of the Adviser, with which he has been
                              Vice President of the Adviser               associated in a substantially similar capacity to his
                                                                          current position since prior to 2001.

AllianceBernstein             Joseph G. Paul; since inception; Senior     (see above)
Small-Mid Cap Value           Vice President (see above)
Portfolio
                              James W. MacGregor; since inception;        Senior Vice President of the Adviser, with which he has
Small-Mid Cap Value           Senior Vice President of the Adviser        been associated since prior to 2001. He is also
Investment Policy Group       and Director of Research Small and Mid      currently Director of Research Small and Mid Cap Value
                              Cap Value Equities                          Equities. Prior thereto, he was a Senior Research
                                                                          Analyst at SCB since prior to 2001.

                              Andrew J. Weiner; since inception;          Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated since prior to 2001. Prior thereto, he
                                                                          was a research associate at SCB since prior to 2001.

AllianceBernstein             Bruce K. Aronow; since inception;           Senior Vice President of the Adviser, with which he has
Small-Mid Cap Growth          Senior Vice President of the Adviser        been associated in a substantially similar capacity to
Portfolio                                                                 his current position since prior to 2001.

Small Cap Growth              Kumar Kirpalani; since inception; Vice      Vice President of the Adviser, with which he has been
Investment Team               President of the Adviser                    associated in a substantially similar capacity to his
                                                                          current position since prior to 2001.

                              Samantha Lau; since inception; Senior       Senior Vice President of the Adviser, with which she has
                              Vice President of the Adviser               been associated in a substantially similar capacity to
                                                                          her current position since prior to 2001.

                              Wen-Tse Tseng; since 2006; Vice             Vice President of the Adviser, with which he has been
                              President of the Adviser                    associated since March 2006. Prior thereto, he was the
                                                                          healthcare-sector portfolio manager for the small-cap
                                                                          growth team at William D. Witter from August 2003 to
                                                                          February 2006. He also  worked at Weiss, Peck & Greer,
                                                                          managing the healthcare sector with the same team with
                                                                          which he worked at William D. Witter, from April 2002
                                                                          to August 2003. Prior thereto, he was a senior healthcare
                                                                          analyst at JP Morgan Fleming Asset Management since
                                                                          prior to 2001.

AllianceBernstein Global      Norman M. Fidel; since inception;           Senior Vice President of the Adviser, with which he has
Research Growth Portfolio     Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                                                                          his current position since prior to 2001.
Global Research Growth
Portfolio Oversight Group     Scott McElroy; since inception; Senior      Senior Vice President of the Adviser, with which he has
                              Vice President of the Adviser               been associated in a substantially similar capacity to
                                                                          his current position since prior to 2001.

                              Thomas A. Schmitt; since inception;         Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                                                                          his current position since prior to 2001.

                              Jane E. Schneirov; since inception;         Senior Vice President of the Adviser, with which she has
                              Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                                                                          her current position since prior to 2001.

                              Francis X. Suozzo; since inception;         Senior Vice President of the Adviser, with which he has
                              Senior Vice President of the Adviser        been associated in a substantially similar capacity to
                                                                          his current position since prior to 2001.

                              Janet A. Walsh; since inception; Senior     Senior Vice President of the Adviser, with which she has
                              Vice President of the Adviser               been associated in a substantially similar capacity to
                                                                          her current position since prior to 2001.

AllianceBernstein Global      Sharon E. Fay; since inception;             (see above)
Value Portfolio               Executive Vice President of the Adviser
                              and Chief Investment Officer of Global
Global Value Investment       Value Equities
Policy Group
                              Kevin F. Simms; since inception; Senior     (see above)
                              Vice President of the Adviser, Co-Chief
                              Investment Officer of International
                              Value Equities and Director of Research
                              for International Value and Global
                              Value Equities

                              Henry S. D'Auria; since inception;          (see above)
                              Senior Vice President of the Adviser,
                              Chief Investment Officer of Emerging
                              Markets Value Equities and Co-Chief
                              Investment Officer of International
                              Value Equities

                              Eric Franco; since December 2006; Senior    (see above)
                              Vice President of the Adviser


LEGAL PROCEEDINGS

On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit-Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things,
(i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

--------------------------------------------------------------------------------

                           PURCHASE AND SALE OF SHARES

--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

As noted, the Portfolios will use fair value prices at any time that market quotations for their portfolio securities are not readily available (including when they are not reliable). The Trust's procedures provide that market quotations are not readily available if, for example, certain events occur after the time of the last available market quotation but before 4:00 p.m., Eastern Time. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that non-U.S. security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their non-U.S. equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Adviser has the responsibility for valuing each Portfolio's assets. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

The Portfolios' policy and procedures are intended to assure that each Portfolio's net asset value fairly reflects security values as of the time of pricing. While fair valuation of a Portfolio's securities might also serve to reduce arbitrage opportunities available to short-term traders, the Portfolios are available only to mutual funds advised by, and other institutional clients of, the Adviser.

Orders for purchase or sale of shares are priced at the next NAV calculated after the order is received and confirmed in proper form by the Portfolio.

HOW TO BUY SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant net asset value without a sales charge or other fee.

Other Purchase Information

Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES

Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives your sales request in proper form. A redemption request received by the Portfolio prior to 4:00 p.m., Eastern Time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, the Adviser. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until the Adviser determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Portfolios accept only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Portfolios' Board of Trustees has not adopted a market timing policy, and believes that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of the Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that regulated investment companies that may invest in a Portfolio (each, a "RIC Shareholder") may have foreign shareholders. Recently enacted tax legislation (the "2004 Act"), effective for taxable years of the Portfolios beginning before January 1, 2008, provides that regulated investment companies will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio. Such distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

The 2004 Act modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Under the 2004 Act, distributions by regulated investment companies to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") that are paid or deemed paid on or before December 31, 2007, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations). RIC Shareholders will not, under current law, receive or pass through USRPI Distributions as a result of investing in the Portfolios; this result may be changed by future regulations.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, the information for the most recently completed fiscal year has been audited by KPMG LLP, the independent registered public accounting firm for the Portfolios, whose report, along with the Portfolio's financial statements, is included in the Portfolios' annual report, which is available upon request. The information for the prior year has been audited by PricewaterhouseCoopers LLP, the Portfolios' previous independent registered public accounting firm.


                             AllianceBernstein U.S. Value Portfolio

                                                                                      Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period.........................................         $   10.32         $    10.00

Income From Investment Operations
Net investment income (b)....................................................               .27                .08
Net realized and unrealized gain on investment transactions                                1.11                .28
                                                                                      ---------         ----------
Net increase in net asset value from operations..............................              1.38                .36
                                                                                      ---------         ----------

Less: Dividends and Distributions
Dividends from net investment income.........................................              (.21)              (.04)
Distributions from net realized gain on investment transactions..............              (.08)                -0-
                                                                                      ----------        ----------
Total distributions..........................................................              (.29)              (.04)
                                                                                      ----------        -----------
Net asset value, end of period...............................................         $   11.41         $    10.32
                                                                                      =========         ==========

Total Return
Total investment return based on net asset value (c).........................             13.60%              3.58%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................................       $ 1,822,032        $ 1,355,032
Ratio to average net assets of:
   Expenses..................................................................               .04%               .07%(d)
   Net investment income ....................................................              2.48%              2.84%(d)
Portfolio turnover rate......................................................                14%                21%



                             AllianceBernstein U.S. Large Cap Growth Portfolio

                                                                                      Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period.........................................        $   10.73         $    10.00

Income From Investment Operations
Net investment income (b)....................................................              .07                .02
Net realized and unrealized gain on investment transactions                                .38                .72
                                                                                     ---------         ----------
Net increase in net asset value from operations..............................              .45                .74
                                                                                     ---------         ----------

Less: Dividends and Distributions
Dividends from net investment income.........................................             (.06)              (.01)
Distributions from net realized gain on investment transactions..............             (.03)                -0-
                                                                                     ----------        ----------
Total distributions..........................................................             (.09)              (.01)
                                                                                     ----------        -----------
Net asset value, end of period...............................................        $   11.09         $    10.73
                                                                                     =========         ==========

Total Return
Total investment return based on net asset value (c).........................             4.10%              7.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................................      $ 1,775,474        $ 1,397,037
Ratio to average net assets of:
   Expenses..................................................................              .04%               .05%(d)
   Net investment income.....................................................              .64%               .62%(d)
Portfolio turnover rate......................................................               64%                13%



                             AllianceBernstein Global Real Estate Investment Portfolio

                                                                                      Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................       $   10.74         $    10.00

Income From Investment Operations
Net investment income (b).......................................................             .36                .09(e)
Net realized and unrealized gain on investment and foreign currency transactions            2.47                .69
                                                                                       ---------         ----------
Net increase in net asset value from operations.................................            2.83                .78
                                                                                       ---------         ----------

Less: Dividends and Distributions
Dividends from net investment income............................................            (.37)              (.04)
Distributions from net realized gain on investment transactions.................            (.06)                -0-
                                                                                       ----------        ----------
Total distributions.............................................................            (.43)              (.04)
                                                                                       ----------        -----------
Net asset value, end of period..................................................       $   13.14         $    10.74
                                                                                       =========         ==========

Total Return
Total investment return based on net asset value (c)............................           27.18%              7.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................      $  832,695         $  508,737
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................             .09%               .15%(d)
   Expenses, before waivers/reimbursements......................................             .09%               .16%(d)
   Net investment income........................................................            3.07%              3.14%(d)(e)
Portfolio turnover rate.........................................................              46%                 7%



                             AllianceBernstein International Value Portfolio

                                                                                      Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................    $    10.89          $   10.00

Income From Investment Operations
Net investment income (b).......................................................           .38                .10(e)
Net realized and unrealized gain on investment and foreign currency transactions          3.04                .87
                                                                                     ---------         ----------
Net increase in net asset value from operations.................................          3.42                .97
                                                                                     ---------         ----------

Less: Dividends and Distributions
Dividends from net investment income............................................          (.26)              (.08)
Distributions from net realized gain on investment transactions.................          (.21)                -0-
                                                                                     ----------        ----------
Total distributions.............................................................          (.47)              (.08)
                                                                                     ----------        -----------
Net asset value, end of period..................................................     $   13.84         $    10.89
                                                                                     =========         ==========

Total Return
Total investment return based on net asset value (c)............................         32.16%              9.71%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................     $  997,371        $  788,432
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................           .10%               .15%(d)
   Expenses, before waivers/reimbursements......................................           .10%               .94%(d)
   Net investment income........................................................          3.09%              3.56%(d)(e)
Portfolio turnover rate.........................................................            27%                23%



                             AllianceBernstein International Growth Portfolio

                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................     $   10.57          $   10.00

Income From Investment Operations
Net investment income (b).......................................................           .23                .05(e)
Net realized and unrealized gain on investment and foreign currency transactions          1.95                .54
                                                                                     ---------         ----------
Net increase in net asset value from operations.................................          2.18                .59
                                                                                     ---------         ----------

Less: Dividends and Distributions
Dividends from net investment income............................................          (.19)              (.02)
Distributions from net realized gain on investment transactions.................          (.02)                -0-
                                                                                     ----------        ----------
Total distributions.............................................................          (.21)              (.02)
                                                                                     ----------        -----------
Net asset value, end of period..................................................     $   12.54         $    10.57
                                                                                     =========         ==========

Total Return
Total investment return based on net asset value (c)............................         20.88%              5.93%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................     $ 886,431          $ 517,594
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................           .11%               .15%(d)
   Expenses, before waivers/reimbursements......................................           .11%               .24%(d)
   Net investment income........................................................          1.96%               1.78%(d)(e)
Portfolio turnover rate.........................................................           105%                19%



                             AllianceBernstein Small-Mid Cap Value Portfolio

                                                                                                            May 20,
                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................     $   10.65          $   10.00

Income From Investment Operations
Net investment income (b).......................................................           .16                .04(e)
Net realized and unrealized gain on investment transactions                                .40                .63
                                                                                     ---------         ----------
Net increase in net asset value from operations.................................           .56                .67
                                                                                     ---------         ----------

Less: Dividends
Dividends from net investment income............................................          (.13)              (.02)
                                                                                     ----------        -----------
Net asset value, end of period..................................................     $   11.08         $    10.65
                                                                                     =========         ==========

Total Return
Total investment return based on net asset value (c)............................          5.24%              6.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................    $  444,250          $ 320,038
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................           .07%               .15%(d)
   Expenses, before waivers/reimbursements......................................           .07%               .34%(d)
   Net investment income........................................................          1.45%              1.62%(d)(e)
Portfolio turnover rate.........................................................            42%                 8%



                             AllianceBernstein Small-Mid Cap Growth Portfolio

                                                                                                            May 20,
                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................      $   10.99         $   10.00

Income From Investment Operations
Net investment income (b).......................................................           .04                .01(e)
Net realized and unrealized gain on investment transactions                                .84                .99
                                                                                     ---------         ----------
Net increase in net asset value from operations.................................           .88               1.00
                                                                                     ---------         ----------

Less: Dividends
Dividends from net investment income............................................          (.03)              (.01)
                                                                                     ----------        -----------
Net asset value, end of period..................................................     $   11.84         $    10.99
                                                                                     =========         ==========

Total Return
Total investment return based on net asset value (c)............................          8.00%              9.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................     $ 429,431          $ 287,536
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................           .07%               .15%(d)
   Expenses, before waivers/reimbursements......................................           .07%               .41%(d)
   Net investment income........................................................           .33%               .37%(d)(e)
Portfolio turnover rate.........................................................            83%                21%



                             AllianceBernstein Short Duration Bond Portfolio


                                                                                                            May 20,
                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................    $   10.04           $   10.00

Income From Investment Operations
Net investment income (b).......................................................          .47                .09(e)
Net realized and unrealized loss on investment transactions                              (.14)               (.01)
                                                                                    ----------        -----------
Net increase in net asset value from operations.................................          .33                 .08
                                                                                    ---------         -----------

Less: Dividends
Dividends from net investment income............................................         (.44)               (.04)
                                                                                    ----------        ----------
Net asset value, end of period..................................................    $     9.93        $    10.04
                                                                                    ==========        ==========

Total Return
Total investment return based on net asset value (c)............................         3.39%                .82%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................   $  960,111          $  652,505
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................          .05%                .15%(d)
   Expenses, before waivers/reimbursements......................................          .05%                .19%(d)
   Net investment income........................................................         4.69%               3.88%(d)(e)
Portfolio turnover rate.........................................................          185%                 83%



                             AllianceBernstein Intermediate Duration Bond Portfolio

                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period...........................................      $  10.12           $  10.00

Income From Investment Operations
Net investment income (b)......................................................           .48                .11
Net realized and unrealized gain (loss) on investment and foreign currency
transactions                                                                             (.28)               .08
                                                                                    ----------        ----------
Net increase in net asset value from operations................................           .20                .19
                                                                                    ---------         ----------

Less: Dividends
Dividends from net investment income...........................................          (.46)              (.07)
                                                                                    ----------        ----------
Net asset value, end of period.................................................     $    9.86         $    10.12
                                                                                    ==========        ==========

Total Return
Total investment return based on net asset value (c)...........................          2.13%              1.95%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................................    $ 1,076,281         $ 807,065
Ratio to average net assets of:
   Expenses....................................................................           .06%               .10%(d)
   Net investment income.......................................................          4.89%              4.13%(d)
Portfolio turnover rate........................................................           513%               206%



                             AllianceBernstein Inflation-Protected Securities Portfolio

                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period...........................................     $  10.01            $    10.00

Income From Investment Operations
Net investment income (b)......................................................          .57                    .09(e)
Net realized and unrealized gain (loss) on investment transactions                      (.36)                   -0-
                                                                                   ----------            ----------
Net increase in net asset value from operations................................          .21                    .09
                                                                                   ---------             ----------

Less: Dividends and Distributions
Dividends from net investment income...........................................         (.30)                 (.08)
Distributions from net realized gain on investment transactions................         (.01)                   -0-
                                                                                   ----------            ----------
Total distributions............................................................         (.31)                 (.08)
                                                                                   ----------            -----------
Net asset value, end of period.................................................    $    9.91            $    10.01
                                                                                   ==========            ==========

Total Return
Total investment return based on net asset value (c)...........................         2.11%                  .92%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................................    $ 447,210            $  263,128
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements.....................................          .07%                  .15%(d)
   Expenses, before waivers/reimbursements.....................................          .07%                  .52%(d)
   Net investment income.......................................................         5.83%                 4.34%(d)(e)
Portfolio turnover rate........................................................           13%                    3%



                             AllianceBernstein High Yield Portfolio

                                                                                     Year Ended         May 20, 2005(a)
                                                                                    August 31, 2006     to August 31, 2005
                                                                                    ---------------     ------------------
Net asset value, beginning of period............................................     $  10.35            $   10.00

Income From Investment Operations
Net investment income (b).......................................................          .75                  .20(e)
Net realized and unrealized gain (loss) on investment and foreign currency
transactions                                                                             (.35)                 .24
                                                                                    ----------          ----------
Net increase in net asset value from operations.................................          .40                  .44
                                                                                    ---------           ----------

Less: Dividends and Distributions
Dividends from net investment income............................................         (.75)                (.09)
Distributions from net realized gain on investment transactions.................         (.01)                  -0-
                                                                                    ----------          ----------
Total distributions.............................................................         (.76)                (.09)
                                                                                    ----------          -----------
Net asset value, end of period..................................................    $     9.99          $    10.35
                                                                                    ==========          ==========

Total Return
Total investment return based on net asset value (c)............................         4.06%                4.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................    $ 325,931           $  258,236
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements......................................          .09%                 .20%(d)
   Expenses, before waivers/reimbursements......................................          .09%                 .45%(d)
   Net investment income........................................................         7.47%                7.42%(d)(e)
Portfolio turnover rate.........................................................           64%                  23%



                             AllianceBernstein Global Research Growth Portfolio

                                                                                                   June 1, 2006(a) to
                                                                                                    August 31, 2006
                                                                                                   ---------------
Net asset value, beginning of period............................................                   $    10.00

Income From Investment Operations
Net investment income (b)(e)....................................................                          .03
Net realized and unrealized loss on investment and foreign currency transactions                         (.04)
                                                                                                   -----------
Net decrease in net asset value from operations.................................                         (.01)
                                                                                                   -----------
Net asset value, end of period..................................................                   $     9.99
                                                                                                   ==========

Total Return
Total investment return based on net asset value (c)............................                         (.10)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................                    $   6,044
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements (d)..................................                          .15%
   Expenses, before waivers/reimbursements (d)..................................                         5.24%
   Net investment income (d)(e).................................................                         1.38%
Portfolio turnover rate.........................................................                          14%



                             AllianceBernstein Global Value Portfolio

                                                                                                  June 1, 2006(a) to
                                                                                                   August 31, 2006
                                                                                                   ---------------
Net asset value, beginning of period............................................                   $    10.00

Income From Investment Operations
Net investment income (b)(e)....................................................                          .07
Net realized and unrealized gain on investment and foreign currency transactions                          .17
                                                                                                   ----------
Net increase in net asset value from operations.................................                          .24
                                                                                                   ----------
Net asset value, end of period..................................................                   $    10.24
                                                                                                   ==========

Total Return
Total investment return based on net asset value (c)............................                         2.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......................................                    $   6,104
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements (d)..................................                          .15%
   Expenses, before waivers/reimbursements (d)..................................                         5.11%
   Net investment income (d)(e).................................................                         2.95%
Portfolio turnover rate.........................................................                          11%


----------
(a)  Commencement of operations.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                  BOND RATINGS

--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
    Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
    However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality.
     The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
     The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolios, the following documents are available upon request:

Annual and Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolios' SAI contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the auditor's report and financial statements in the Portfolios' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By mail:      AllianceBernstein Investor Services, Inc.
              P.O. Box 786003
              San Antonio, TX 78278-6003

By phone:     For Information: (800) 221-5672
              For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

     o Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

On the Internet:      www.sec.gov

You may also find these documents and more information about the Adviser on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

Investment Company Act File No. 811-21673


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